                                                                    EXHIBIT 4.25



                                SECOND AMENDMENT
                 TO SECOND AMENDED AND RESTATED LOAN AGREEMENT


                 THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") made as of the 7th day of August, 1997 among Evergreen Media Corporation of Los Angeles, a Delaware corporation (the "Borrower"), the financial institutions whose names appear as Lenders on the signature pages hereto (collectively, the "Lenders"), Toronto Dominion (Texas), Inc., Bankers Trust Company, The Bank of New York, NationsBank of Texas, N.A. and Union Bank of California (collectively, the "Managing Agents"), Toronto Dominion Securities (USA), Inc. (the "Syndication Agent") and Toronto Dominion (Texas), Inc., as administrative agent for the Lenders (the "Administrative Agent"),

                              W I T N E S S E T H:

                 WHEREAS, the Borrower, the Lenders, the Managing Agents, the Syndication Agent and the Administrative Agent are parties to that certain Second Amended and Restated Loan Agreement dated as of April 25, 1997, as modified and amended by that certain First Amendment to Second Amended and Restated Loan Agreement dated as of June 26, 1997 (as amended, the "Loan Agreement"); and

                 WHEREAS, pursuant to the terms of the Merger Agreement, Chancellor Broadcasting Company, a Delaware corporation ("CBC"), desires to merge with and into Evergreen Media Holdings Corporation, a Delaware corporation ("EMHC"), and Chancellor Radio Broadcasting Company, a Delaware corporation and a Subsidiary of CBC ("CRBC"), desires to merge with and into the Borrower, with EMHC and the Borrower being the surviving corporations, and in connection with the Merger, EMHC and the Borrower shall assume all of the respective obligations of CBC and CRBC; and

                 WHEREAS, the Borrower and the Parent Company have asked and the Lenders have agreed to amend the Loan Agreement as set forth herein in order to permit certain transactions contemplated in connection with the Merger, including, without limitation, the assumption by the Borrower of the obligations of CRBC evidenced by those certain 8- 3/4% Senior Subordinated Notes due 2007 issued on June 24, 1997, in the aggregate principal amount of $200,000,000;

                 NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement except as otherwise defined or limited herein, and further agree as follows:

         1.      Amendments to Article 1.

                 (a) Article 1 of the Loan Agreement, Definitions, is hereby modified and amended by deleting the definition of "CRBC Subordinated Indebtedness" and by substituting the following in lieu thereof:

                          "CRBC Subordinated Indebtedness" shall mean all
                 subordinated Indebtedness for Money Borrowed issued by CRBC, which shall be in an aggregate principal amount not to exceed $400,000,000 and which shall include the following: (i) that certain subordinated Indebtedness for Money Borrowed in an aggregate principal amount not to exceed $200,000,000 issued by CRBC and evidenced by those certain 9-3/8% Senior Subordinated Notes due 2004, and (ii) that certain subordinated Indebtedness for Money Borrowed in an aggregate principal amount not to exceed $200,000,0000 issued by CRBC and evidenced by those certain 8- 3/4% Senior Subordinated Notes due 2007."

                 (b) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the word
         "Subordinated" from the seventeenth line, and by inserting "for Money Borrowed" after the word "Indebtedness" in the eighteenth line, of the definition of "Pro Forma Fixed Charges."

                 (c) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by inserting "and its Subsidiaries" after the words "Parent Company" in the eighth line, and by inserting ", whose Indebtedness for Money Borrowed is without recourse to the Parent Company" after the words "Unrestricted Subsidiary" in the parenthetical in the ninth line, of the definition of "Total Leverage Ratio."

                 (d) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by deleting the definition of "Unrestricted Subsidiary" in its entirety and by substituting the following in lieu thereof:

                          "'Unrestricted Subsidiary' shall mean any Subsidiary
                 or Subsidiaries of the Parent Company, other than EMHC, the Borrower and any Subsidiary or Subsidiaries of EMHC or the Borrower."

                 (e) Article 1 of the Loan Agreement, Definitions, is hereby further modified and amended by adding the following paragraph at the conclusion of such Article:

                          "For purposes of this Agreement and all other Loan
                 Documents, Indebtedness for Borrowed Money of an Unrestricted Subsidiary supported, as to the Parent Company, solely by a non-recourse pledge by the Parent Company of its equity interest in such Unrestricted Subsidiary, shall be deemed to be 'without recourse to the Parent Company.'"

         2.      Amendments to Exhibit H-2.

                 (a) Exhibit H-2 to the Loan Agreement, Form of Parent Company Pledge Agreement, is hereby modified and amended by adding the following at the end of paragraph 8 thereof:

         "Without limiting the generality of the foregoing, the Pledgor agrees that until each and every one of the covenants and agreements of this Agreement is fully performed, the Pledgor's undertakings hereunder shall not be released, in whole or in part, by any action or thing which might, but for this paragraph of this Agreement, be deemed a legal or equitable discharge of a surety or guarantor, or by reason of any waiver, omission of the Collateral Agent, the Administrative Agent, the Lenders and the Issuing Bank, or any of them, or their failure to proceed promptly or otherwise, or by reason of any action taken or omitted by the Collateral Agent, the Administrative Agent, the Lenders and the Issuing Bank, or any of them, whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of, the Pledgor or by reason of any further dealings between the Borrower, the Collateral Agent, the Administrative Agent, the Lenders and the Issuing Bank, or any of them, or any other guarantor or surety, and the Pledgor hereby expressly waives and surrenders any defense to its liability hereunder, or any right of counterclaim or offset of any nature or description which it may have or which may exist based upon, and shall be deemed to have consented to, any of the foregoing acts, omissions, things, agreements or waivers."

                 (b) Exhibit H-2 to the Loan Agreement, Form of Parent Company Pledge Agreement, is hereby further modified and amended by deleting the words "the Pledgor" from, and by inserting "of EMHC or the Borrower" after the words "any other Subsidiary" in, the last line of paragraph 11 thereof.

         3. No Other Amendments or Waivers. Except for the amendments set forth above, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Loan Agreement and the other Loan Documents.

         4. Effectiveness; Conditions Precedent. Upon execution of this Amendment by the Required Lenders, the provisions of this Amendment shall be effective subject only to the prior fulfillment of each of the following conditions:

                 (a) The representations and warranties of the Borrower under the Loan Agreement and of other obligors under the other Loan Documents shall be true and correct as of the date hereof; and

                 (b) The Administrative Agent's receipt of all such other certificates, reports, statements, or other documents as the Administrative Agent, any Managing Agent, or any Lender may reasonably request.

         5. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.

         6. Governing Law. This Amendment shall be deemed to be made pursuant to the laws of the State of New York with respect to agreements made and to be performed wholly in the State of New York and shall be construed, interpreted, performed and enforced in accordance therewith.

         7. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes under the Loan Agreement.


               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.




BORROWER:                          EVERGREEN MEDIA CORPORATION OF
                                   LOS ANGELES, a Delaware corporation


                                   By: /s/ [ILLEGIBLE]
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its:  Chief Financial Officer

                                      Attest: /s/ [ILLEGIBLE]
                                             ----------------------------------
                                             Name:
                                                  -----------------------------
                                             Its:  Vice President


ADMINISTRATIVE AGENT:              TORONTO DOMINION (TEXAS), INC., a
                                   Delaware corporation

                                   By: /s/ KIMBERLY BURLESON
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its:  Vice President



COLLATERAL AGENT:                  TORONTO DOMINION (TEXAS), INC., a
                                   Delaware corporation

                                   By: /s/ KIMBERLY BURLESON
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its:  Vice President



ISSUING BANK:                      THE TORONTO-DOMINION BANK


                                   By: /s/ KIMBERLY BURLESON
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its:  Manager


                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]





SECOND AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 1

MANAGING AGENTS                    TORONTO DOMINION (TEXAS), INC., a
AND LENDERS:                       Delaware corporation


                                   By: /s/ KIMBERLY BURLESON
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its:  Vice President


                                   THE BANK OF NEW YORK


                                   By: /s/ JAY P. MATTEO
                                      -----------------------------------------
                                      Name: J. P. Matteo
                                           ------------------------------------
                                      Its:  Vice President


                                   NATIONSBANK OF TEXAS, N.A.


                                   By: /s/ THOMAS E. CARTER
                                      -----------------------------------------
                                      Name: THOMAS E. CARTER
                                           ------------------------------------
                                      Its: Senior Vice President


                                   UNION BANK OF CALIFORNIA


                                   By: /s/ BRYAN G. PETERMANN
                                      -----------------------------------------
                                      Name: Bryan G. Petermann
                                           ------------------------------------
                                      Its:  Vice President


                                   BANKERS TRUST COMPANY


                                   By: /s/ ANTHONY LOGRIPPO
                                      -----------------------------------------
                                      Name: ANTHONY LOGRIPPO
                                           ------------------------------------
                                      Its:  Vice President


                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.

                                   By: /s/ ANTHONY R. CLEMENTE
                                      -----------------------------------------
                                      Name: ANTHONY R. CLEMENTE
                                           ------------------------------------
                                      Its: Authorized Signatory


                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]





SECOND AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 2

                                   VAN KAMPEN AMERICAN CAPITAL PRIME
                                   RATE INCOME TRUST

                                   By: /s/ [ILLEGIBLE]
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its:  Senior Vice President & Director


                                   BANK OF AMERICA NT&SA

                                   By: /s/ MATTHEW J. KOEING
                                      -----------------------------------------
                                      Name: MATTHEW J. KOEING
                                           ------------------------------------
                                      Its:  Vice President



                                   BANKBOSTON, N.A.


                                   By: /s/ ROBERT F. MILORDI
                                      -----------------------------------------
                                      Name: ROBERT F. MILORDI
                                           ------------------------------------
                                      Its: Director


                                   BANQUE PARIBAS, LOS ANGELES AGENCY


                                   By: /s/ HARRY COLLYNS
                                      -----------------------------------------
                                      Name: Harry Collyns
                                           ------------------------------------
                                      Its:  Vice President


                                   By: /s/ TOM BRANDT
                                      -----------------------------------------
                                      Name: Tom Brandt
                                           ------------------------------------
                                      Its: Group Vice President


                                   BARCLAYS BANK PLC


                                   By: /s/ JAMES K. DOWNEY
                                      -----------------------------------------
                                      Name: James K. Downey
                                           ------------------------------------
                                      Its: Associate Director




                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]





SECOND AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 3

                                   COMPAGNIE FINANCIERE DE CIC ET DE
                                   L'UNION EUROPEENNE


                                   By: /s/ MARCUS EDWARD
                                      -----------------------------------------
                                      Name: Marcus Edward
                                           ------------------------------------
                                      Its: Vice President


                                   By: /s/ BRIAN O'LEARY
                                      -----------------------------------------
                                      Name: Brian O'Leary
                                           ------------------------------------
                                      Its: Vice President


                                   CREDIT LYONNAIS, NEW YORK BRANCH

                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its: Vice President


                                   CREDIT SUISSE FIRST BOSTON


                                   By: /s/ JOSEPH A. CONEENY
                                      -----------------------------------------
                                      Name: JOSEPH A. CONEENY
                                           ------------------------------------
                                      Its: Managing Director


                                   By: /s/ TODD C. MORGAN
                                      -----------------------------------------
                                      Name: TODD C. MORGAN
                                           ------------------------------------
                                      Its: Vice President


                                   THE DAI-ICHI KANGYO BANK, LTD.


                                   By: /s/ KAZUKI SHIMIZU
                                      -----------------------------------------
                                      Name: KAZUKI SHIMIZU
                                           ------------------------------------
                                      Its: Vice President


                                   KEY CORPORATE CAPITAL INC.

                                   By: /s/ JASON R. WEAVER
                                      -----------------------------------------
                                      Name: Jason R. Weaver
                                           ------------------------------------
                                      Its: Vice President


                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]





SECOND AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 4

                                   SOCIETE GENERALE


                                   By: /s/ MARK VIGIL
                                      -----------------------------------------
                                      Name: MARK VIGIL
                                           ------------------------------------
                                      Its: Vice President


                                   BANK OF MONTREAL


                                   By: /s/ W. T. CALDER
                                      -----------------------------------------
                                      Name: W. T. Calder
                                           ------------------------------------
                                      Its: Director, Head of Financing


                                   CORESTATES BANK, N.A.


                                   By: /s/ DOUGLAS BLACKMAN
                                      -----------------------------------------
                                      Name: Douglas Blackman
                                           ------------------------------------
                                      Its: Vice President


                                   FLEET NATIONAL BANK


                                   By: /s/ CHRISTINE CAMPANELLI
                                      -----------------------------------------
                                      Name: Christine Campanelli
                                           ------------------------------------
                                      Its: Assistant Vice President


                                   THE FUJI BANK, LIMITED, HOUSTON AGENCY


                                   By: /s/ PHILIP C. LAUINGER III
                                      -----------------------------------------
                                      Name: PHILIP C. LAUINGER III
                                           ------------------------------------
                                      Its: Vice President & Manager


                                   THE LONG-TERM CREDIT BANK OF JAPAN,
                                   LIMITED, NEW YORK BRANCH

                                   By: /s/ SADAO MURAOKA
                                      -----------------------------------------
                                      Name: SADAO MURAOKA
                                           ------------------------------------
                                      Its: HEAD OF SOUTHWEST REGION



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]





SECOND AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 5

                                   MELLON BANK, N.A.


                                   By: /s/ LISA M. PELLOW
                                      -----------------------------------------
                                      Name: Lisa M. Pellow
                                           ------------------------------------
                                      Its: Vice President


                                   PNC BANK, NATIONAL ASSOCIATION


                                   By: /s/ JEFFREY E. HAUSER
                                      -----------------------------------------
                                      Name: JEFFREY E. HAUSER
                                           ------------------------------------
                                      Its: Vice President


                                   SANWA BANK LIMITED


                                   By: /s/ MATTHEW G. PATRICK
                                      -----------------------------------------
                                      Name: MATTHEW G. PATRICK
                                           ------------------------------------
                                      Its: Vice President


                                   THE BANK OF NOVA SCOTIA


                                   By: /s/ VINCENT J. FITZGERALD, JR.
                                      -----------------------------------------
                                      Name: Vincent J. Fitzgerald, Jr.
                                           ------------------------------------
                                      Its:  Authorized Signatory


                                   THE SUMITOMO BANK, LTD.


                                   By: /s/ KIRK L. STITES
                                      -----------------------------------------
                                      Name: Kirk L. Stites
                                           ------------------------------------
                                      Its: Vice President and Manager


                                   By: /s/ JULIE A. SCHELL
                                      -----------------------------------------
                                      Name: Julie A. Schell
                                           ------------------------------------
                                      Its: Vice President





                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]





SECOND AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 6

                                   SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                   By: /s/ JANET P. SAMMONS
                                      -----------------------------------------
                                      Name: Janet P. Sammons
                                           ------------------------------------
                                      Its: Vice President


                                   ABN-AMRO BANK, N.V. - HOUSTON AGENCY


                                   By: /s/ LILA JORDAN
                                      -----------------------------------------
                                      Name: Lila Jordan
                                           ------------------------------------
                                      Its: Group Vice President


                                   By: /s/ STEPHANIE BALETTE
                                      -----------------------------------------
                                      Name: Stephanie Balette
                                           ------------------------------------
                                      Its: Sr. Credit Analyst


                                   DRESDNER BANK AG, NEW YORK BRANCH


                                   By: /s/ BRIAN HAUGHNEY
                                      -----------------------------------------
                                      Name: Brian Haughney
                                           ------------------------------------
                                      Its: Assistant Treasurer


                                   By: /s/ JANE A. MAJESKI
                                      -----------------------------------------
                                      Name: Jane A. Majeski
                                           ------------------------------------
                                      Its: Vice President


                                   SUMMIT BANK


                                   By: /s/ HENRY G. KUSH, JR.
                                      -----------------------------------------
                                      Name: Henry G. Kush, Jr.
                                           ------------------------------------
                                      Its: Vice President


                                   THE TOKAI BANK, LIMITED


                                   By: /s/ KAORU ODA
                                      -----------------------------------------
                                      Name: Kaoru Oda
                                           ------------------------------------
                                      Its: Assistant General Manager




                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]





SECOND AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 7

                                   UNION BANK OF SWITZERLAND, NEW YORK
                                   BRANCH


                                   By: /s/ STEPHEN A. CAYER
                                      -----------------------------------------
                                      Name: STEPHEN A. CAYER
                                           ------------------------------------
                                      Its:  ASSISTANT VICE PRESIDENT
                                          -------------------------------------

                                   By: /s/ EDUARDO SALAZAR
                                      -----------------------------------------
                                      Name: Eduardo Salazar
                                           ------------------------------------
                                      Its: Vice President
                                          -------------------------------------


                                   WELLS FARGO BANK (TEXAS), NATIONAL
                                   ASSOCIATION


                                   By: /s/ KYLE G. HRANICKY
                                      -----------------------------------------
                                      Name: Kyle G. Hranicky
                                           ------------------------------------
                                      Its: Assistant Vice President


                                   BANK OF IRELAND


                                   By: /s/ [ILLEGIBLE]
                                      -----------------------------------------
                                      Name: [ILLEGIBLE]
                                           ------------------------------------
                                      Its: Account Manager


                                   CAISSE NATIONALE DE CREDIT AGRICOLE


                                   By: /s/ KATHERINE L. ABBOTT
                                      -----------------------------------------
                                      Name: KATHERINE L. ABBOTT
                                           ------------------------------------
                                      Its: FIRST VICE PRESIDENT


                                   CRESTAR BANK


                                   By: /s/ J. ERIC MILLHAM
                                      -----------------------------------------
                                      Name: J. Eric Millham
                                           ------------------------------------
                                      Its: Vice President





                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]





SECOND AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 8

                                   MERITA BANK, LTD., NEW YORK BRANCH


                                   By: /s/ CLIFFORD ABRAMSKY
                                      -----------------------------------------
                                      Name: Clifford Abramsky
                                           ------------------------------------
                                      Its: Vice President


                                   By: /s/ ERIC MANN
                                      -----------------------------------------
                                      Name: Eric Mann
                                           ------------------------------------
                                      Its: Vice President


                                   NATIONAL CITY BANK


                                   By: /s/ ANDREW J. WALSHAW
                                      -----------------------------------------
                                      Name: Andrew J. Walshaw
                                           ------------------------------------
                                      Its: Account Officer


                                   THE ROYAL BANK OF SCOTLAND PLC


                                   By: /s/ KAREN STEFANCIC
                                      -----------------------------------------
                                      Name: KAREN STEFANCIC
                                           ------------------------------------
                                      Its: Vice President


                                   RIGGS BANK, N.A.


                                   By: /s/ [ILLEGIBLE]
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its: Vice President


                                   THE SUMITOMO TRUST & BANKING CO.,
                                   LTD., NEW YORK BRANCH


                                   By: /s/ SURAJ P. BHATIA
                                      -----------------------------------------
                                      Name: SURAJ P. BHATIA
                                           ------------------------------------
                                      Its: Senior Vice President



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]





SECOND AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 9

                                   THE YASUDA TRUST AND BANKING CO., LTD.


                                   By: /s/ NORIO MIYASHITA
                                      -----------------------------------------
                                      Name: Norio Miyashita
                                           ------------------------------------
                                      Its: Deputy General Manager



                                   NATIONAL BANK OF CANADA


                                   By: /s/ THERESA CAMASEO
                                      -----------------------------------------
                                      Name: Theresa Camaseo
                                           ------------------------------------
                                      Its: Vice President


                                   By: /s/ THERESA WHITE
                                      -----------------------------------------
                                      Name: Theresa White
                                           ------------------------------------
                                           Its: Assistant Vice President


                                   CITY NATIONAL BANK


                                   By: /s/ DAVID BURDGE
                                      -----------------------------------------
                                      Name: David Burdge
                                           ------------------------------------
                                      Its: Senior Vice President


                                   SENIOR DEBT PORTFOLIO

                                   BY: Boston Management and Research as
                                       Investment Advisor


                                   By: /s/ SCOTT H. PAGE
                                      -----------------------------------------
                                      Name: Scott H. Page
                                           ------------------------------------
                                      Its: Vice President
                                          -------------------------------------


                                   BANK OF SCOTLAND


                                   By: /s/ ANNIE CHIN TAT
                                      -----------------------------------------
                                      Name: ANNIE CHIN TAT
                                           ------------------------------------
                                      Its: VICE PRESIDENT
                                          -------------------------------------




                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]





SECOND AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 10

                                   BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its:
                                          -------------------------------------


                                   HELLER FINANCIAL, INC.


                                   By: /s/ PATRICK HAYES
                                      -----------------------------------------
                                      Name: PATRICK HAYES
                                           ------------------------------------
                                      Its: VICE PRESIDENT
                                          -------------------------------------


                                   GOLDMAN SACHS CREDIT PARTNERS, L.P.


                                   By: /s/ STEPHEN B. KING
                                      -----------------------------------------
                                      Name: STEPHEN B. KING
                                           ------------------------------------
                                      Its: AUTHORIZED SIGNATORY
                                          -------------------------------------


                                   BEAR STEARNS INVESTMENT PRODUCTS, INC.


                                   By: /s/ DONALD R. MULLEN
                                      -----------------------------------------
                                      Name: Donald R. Mullen
                                           ------------------------------------
                                      Its: President
                                          -------------------------------------


                                   MORGAN GUARANTY TRUST COMPANY OF
                                   NEW YORK


                                   By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Its:
                                          -------------------------------------


                                   GULF INTERNATIONAL BANK B.S.C.

                                   By: /s/ THOMAS E. FITZHERBERT
                                      -----------------------------------------
                                      Name: THOMAS E. FITZHERBERT
                                           ------------------------------------
                                      Its: VICE PRESIDENT
                                          -------------------------------------

                                   By: /s/ ISSA N. BACONI
                                      -----------------------------------------
                                      Name: ISSA N. BACONI
                                           ------------------------------------
                                      Its: SVP & BRANCH MANAGER
                                          -------------------------------------





SECOND AMENDMENT TO EVERGREEN LOAN AGREEMENT
Signature Page 11